UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2013

Asset Acceptance Capital Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50552	80-0076779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28405 Van Dyke Avenue

Warren, MI 48093

(Address of Principal Executive Offices)

(586) 939-9600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 11, 2013, Asset Acceptance Capital Corp., a Delaware corporation (the “Company”), issued a press release announcing that the third party (identified as “Company B” in the Registration Statement on Form S-4, file No. 333-187581 (as amended, the “Registration Statement”), filed by Encore Capital Group, Inc., a Delaware corporation (“Encore”), with the Securities and Exchange Commission on March 27, 2013) who had submitted a preliminary written indication of interest concerning an alternative to the transactions contemplated by the previously announced Agreement and Plan of Merger with Encore and Pinnacle Sub, Inc., dated as of March 6, 2013 (the “Merger Agreement”) informed the Company on April 10, 2013 that it would be unable to submit a Superior Proposal (as that term is defined in the Merger Agreement) and of its determination not to move forward with its proposal.

In addition, the Company announced that its request for early termination of the waiting period with respect to the filings made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended in connection with the proposed merger pursuant to the Merger Agreement has been granted and, therefore, such waiting period has ended and the related closing condition set forth in the Merger Agreement has been satisfied.

A copy of the press release issued by the Company with respect to the events described above is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

Additional Information and Where to Find It

This Current Report on Form 8-K is not a request for or a solicitation of a proxy or an offer to acquire any shares of common stock of the Company. In connection with the proposed transaction with Encore, Encore filed the Registration Statement containing the Company’s preliminary proxy statement and the Company intends to file a definitive proxy statement and other relevant materials with the SEC once the Registration Statement is declared effective. Stockholders of the Company are urged to read the Registration Statement and, when available, the Company’s definitive proxy statement contained therein and all other relevant documents filed with the SEC, as they will contain important information about the proposed merger transaction. The effective Registration Statement will be sent to the Company’s stockholders seeking their approval of the Merger Agreement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT (AND THE COMPANY’S PROXY STATEMENT CONTAINED THEREIN) IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Company’s stockholders will be able to obtain these documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, they may obtain free copies of these by contacting Asset Acceptance Capital Corp. by mail addressed to 28405 Van Dyke Avenue, Warren, Michigan 48093, Attention: Mary Arraf, by telephone at (586) 939-9600 (option 5) or via electronic mail to ir@assetacceptance.com. The Company’s stockholders also may read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the Registration Statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed on March 7, 2013 and in its definitive proxy statement for its 2012 annual meeting of stockholders filed with the SEC on Schedule 14A on March 28, 2012.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. Risks, uncertainties and other factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (4) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, employees, operating results and business generally. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward- looking statements are set forth in the Registration Statement and Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC on March 7, 2013, under the heading “Item 1—A Risk Factors,” and in prior reports on Forms 10-Q and 8-K filed with the SEC by the Company.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Asset Acceptance Capital Corp., dated April 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2013	Asset Acceptance Capital Corp.

	By:	/s/ E. L. Herbert
	Name:	E. L. Herbert
	Title:	Vice President and General Counsel

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